                         FLEMING MUTUAL FUND GROUP, INC.

                                 CLASS A SHARES

                    PLAN FOR PAYMENT OF CERTAIN EXPENSES FOR
                DISTRIBUTION OR SHAREHOLDER SERVICING ASSISTANCE


         Distribution Plan (the "Plan") of FLEMING MUTUAL FUND GROUP, INC., a Maryland corporation (the "Corporation"), an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), on behalf of the class of shares designated as the Class A Shares of each of its series designated on Appendix A and the Class A Shares of any series of the Corporation which may be created in the future, adopted pursuant to Section 12(b) of the Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1").

         1. PRINCIPAL UNDERWRITER. Vista Fund Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc. (the "Distributor"), acts as the principal underwriter of the shares of each series of the Corporation pursuant to a Distribution and Sub-Administration Agreement.

         2. DISTRIBUTION PAYMENTS. (a) The Corporation may make payments periodically (i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a selected dealer agreement with the Distributor in a form similar to the one annexed hereto as Exhibit A or (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Corporation or with the Distributor, in a form similar to the one annexed hereto as Exhibit B, with respect to Corporation shares owned by shareholders for which such broker is the dealer or holder of record or such Servicing Agent has a servicing relationship.

         (b) Payments may be made pursuant to the Plan for any advertising and promotional expenses relating to selling efforts of the shares of each series of the Corporation, including but not limited to the incremental costs of printing (excluding typesetting) of prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Corporation; the costs of preparing and distributing any other supplemental sales literature; expenses of certain personnel engaged in the distribution of shares; costs of travel, office expenses (including rent and overhead), equipment, printing, delivery and mailing costs incurred in the distribution of shares.

         (c) The aggregate amount of payments by the Corporation in a fiscal year to brokers, servicing agents, or the Distributor pursuant to paragraphs (a) and (b) shall not exceed .25% of the average daily net assets of each series of the Corporation.

          (d) The schedule of such fees and the basis upon which such fees will be paid shall be determined from time to time by the Board of Directors of the Corporation.

         3. REPORTS. Quarterly, in each year that this Plan remains in effect, the Corporation and the Distributor shall prepare and furnish to the Board of Directors of the Corporation a written report, complying with the requirements of Rule 12b-1, setting forth the amounts expended by the Corporation under the Plan and purposes for which such expenditures were made.

         4. APPROVAL OF PLAN. This Plan shall become effective with respect to a series upon approval of the Plan, the form of Selected Dealer Agreement and the form of Shareholder Service Agreement, by the majority votes of both (a) the Corporation's Board of Directors and the Directors who are not interested persons (as defined in Section 2(a)(19) of the Act) of the Corporation and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Directors"), cast in person at a meeting called for the purpose of voting on the Plan and (b) the outstanding Class A voting securities of such series of the Corporation, as defined in
Section 2(a)(42) of the Act.

         5. TERM. This Plan shall remain in effect for one year from its adoption date and may be continued thereafter if this Plan and all related agreements are approved at least annually by a majority vote of the Directors of the Corporation, including a majority of the Qualified Directors, cast in person at a meeting called for the purpose of voting on such Plan and agreements. This Plan may not be amended in order to increase materially the amount to be spent for distribution assistance without shareholder approval in accordance with
Section 4 hereof. All material amendments to this Plan must be approved by a vote of the Board of Directors of the Corporation, and of the Qualified Directors, cast in person at a meeting called for the purpose of voting thereon.

         6. TERMINATION. This Plan may be terminated as to any series at any time by a majority vote of the Qualified Directors or by vote of a majority of the outstanding Class A voting securities of such series, as defined in Section 2(a)(42) of the Act.

         7. NOMINATION OF "DISINTERESTED" DIRECTORS. While this Plan shall be in effect, the selection and nomination of the "disinterested" directors of the Corporation shall be committed to the discretion of the Qualified Directors then in office.

         8. MISCELLANEOUS. (a) Any termination or noncontinuance of (i) a selected dealer agreement between the Distributor and a particular broker or
(ii) a shareholder service agreement between the Distributor or the Corporation and a particular person or organization, shall have no effect on any similar agreements between brokers or other persons and the Distributor of the Corporation pursuant to this Plan.

         (b) Neither the Distributor nor the Corporation shall be under any obligation because of this Plan to execute any selected dealer agreement with any broker or any shareholder service agreement with any person or organization.

         (c) All agreements with any person or organization relating to the implementation of this Plan shall be in writing and any agreement related to this Plan shall be subject to termination, without penalty, pursuant to the provisions of Section 6 hereof.

Adopted effective [March 31,] 2001

                                                           Appendix A



Mid Cap Value Fund                                              0.25%
Small Cap Growth Fund                                           0.25%

                                                                       EXHIBIT A

Vista Fund Distributors, Inc.
1211 Avenue of the Americas,
    41st Floor
New York, New York  10036

                                 Re:  Selected Dealer Agreement for
                                      Fleming Mutual Fund Group, Inc.

Ladies and Gentlemen:

         We understand that Fleming Mutual Fund Group, Inc. (the "Corporation") has adopted plans (the "Plans") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "Act") for making payments to selected brokers for Corporation distribution assistance.

         We desire to enter into an Agreement with you for the sale and distribution of the shares of the Corporation (the "shares") for which you are Distributor and whose shares are offered to the public at net asset value. Upon acceptance of this Agreement by you, we understand that we may offer and sell the shares, subject, however, to all of the terms and conditions hereof and to your right to suspend or terminate the sale of such securities.

         1. We understand that the shares covered by this Agreement will be offered and sold at net asset value without a sales charge. We further understand that all purchase requests and applications submitted by us are subject to acceptance or rejection in the Corporation's discretion.

         2. We certify that we are members of the National Association of Securities Dealers, Inc. ("NASD") and agree to maintain membership in said Association, or in the alternative, that we are foreign brokers not eligible for membership in said Association. In either case, we agree to abide by all the rules and regulations of the NASD which are binding upon underwriters and brokers in the distribution of the shares of open-end investment companies, including without limitation, Section 26 of Article III of the Rules of Fair Practice, all of which are incorporated herein as if set forth in full. We further agree to comply with all applicable state and Federal laws and the rules and regulations of authorized regulatory agencies. We agree that we will not sell or offer for sale, the shares in any state or jurisdiction where they are not exempt from or have not been qualified for sale.

         3. We will offer and sell the shares covered by this Agreement only in accordance with the terms and conditions of the Corporation's then current Prospectus, and we will make no representations not included in said Prospectus or in any authorized supplemental material supplied by you. We will use our best efforts in the development and promotion of sales of the shares covered by this Agreement and agree to be responsible for the proper instruction and training of all sales personnel employed by us, in order that the shares will be offered in accordance with the terms and conditions of this Agreement and all applicable laws, rules and regulations. We agree to hold you harmless and indemnify you in the event that we, or any of our sales representatives, should violate any law, rule or regulation, or any provisions of this Agreement, which may result in liability to you; and in the event you determine to refund any amount paid by any investor by reason of any such violation on our part, we shall return to you any distribution assistance payments previously paid or allowed by you to us with respect to the transaction for which the refund is made. All expenses which we incur in connection with our activities under this Agreement shall be borne by us.

         4. For purposes of this Agreement "Qualified Accounts" shall mean: accounts of customers of ours who have purchased shares and who use our facilities to communicate with the Corporation or to effect redemptions or additional purchases of shares and with respect to which we provide shareholder and administration services, which services may include, without limitation: answering inquiries regarding the Corporation; assistance to customers in changing dividend options, account designations and addresses; performance of sub-accounting; establishment and maintenance of shareholder accounts and records; processing purchase and redemption transactions; automatic investment in Corporation shares of customer account cash balances; providing periodic statements showing a customer's account balance and the integration of such statements with those of other transactions and balances in the customer's other accounts serviced by us; arranging for bank wires; and such other shareholder services as you reasonably may request, to the extent we are permitted by applicable statute, rule or regulation.

         5. In consideration of the services and facilities described herein, we shall be entitled to receive from you such fees as are set forth in the Plans for Payment of Certain Expenses for Distribution or Shareholder Servicing Assistance. We understand that the payment of such fees has been authorized pursuant to Plans approved by the Board of Directors and shareholders of certain of the Funds comprising the Corporation and shall be paid only so long as this Agreement is in effect.

         6. The frequency of payment, the terms of any right to sell in a territory, and any other supplemental terms, conditions or qualifications for us to receive such payments are subject to change by you from time to time, upon 30 days' written notice. Any orders placed after the effective date of such change shall be subject to the fee rates in effect at the time of receipt of the payment by the Corporation or you. Such 30-day period may be waived at your sole option in the event such change increases the distribution assistance payments due us.

         7. Payment for shares shall be made to the Corporation and shall be received by the Corporation promptly after the acceptance of our order. If such payment is not received by the Corporation, we understand that the Corporation reserves the right without notice, forthwith to cancel the sale, or, at the Corporation's option, to sell the shares ordered by us back to the Corporation in which latter case we may be held responsible for any loss, including loss of profit, suffered by the Corporation resulting from our failure to make payments aforesaid.

         8. Your obligations to us under this Agreement are subject to all the provisions of any underwriting agreements you have or may enter into with the Corporation provided copies thereof have been provided to us. We understand and agree that in performing our services covered by this Agreement we are acting as principal, and you are in no way responsible for the manner of our performance or for any of our acts or omissions in connection therewith. Nothing in this Agreement or in the Plans shall be construed to constitute us or any of our agents, employees or representatives as your agent, partner or employee, or the agent, partner or employee of the Corporation.

         9. This Agreement shall terminate automatically (i) in the event of its assignment, the term "assignment" for this purpose having the meaning defined in
Section 2(a)(4) of the Act or (ii) in the event the Plans are terminated.

         10. This Agreement may be terminated at any time (without payment of any penalty) by a majority of the "Qualified Directors" as defined in the Plans or by a vote of a majority of the outstanding voting securities of the Corporation as defined in the Plans (on not more than 60 days' written notice to us at our principal place of business). We, on 60 days' written notice addressed to you at your principal place of business, may terminate this Agreement. You may also terminate this Agreement for cause on violation by us of any of the provisions of this Agreement, said termination to become effective on the date of mailing notice to us of such termination. Without limiting the generality of the foregoing, any provision hereof to the contrary notwithstanding, our expulsion from the NASD will automatically terminate this Agreement without notice; our suspension from the NASD or violation of applicable state or Federal laws or rules and regulations of authorized regulatory agencies will terminate this Agreement effective upon date of mailing notice to us of such termination. Your failure to terminate for any cause shall not constitute a waiver of your right to terminate at a later date for any such cause.

         11. All communications to you shall be sent to you at your offices at 1211 Avenue of the Americas, 41st Floor, New York, New York 10036. Any notice to us shall be duly given if mailed or telegraphed to us at the address shown on this Agreement.

         12. This Agreement shall become effective as of the date when it is executed and dated by you below. This Agreement and all the rights and obligations of the parties hereunder shall be governed by and construed under the laws of the State of New York.



                                           ----------------------------
                                                   (Broker/Dealer)


                                       By:
                                           ----------------------------
                                           Name:
                                           Title:


                                           ----------------------------
                                                     (Address)


                                           ----------------------------
                                           (City)   (State)  (Zip Code)


Accepted:

VISTA FUND DISTRIBUTORS, INC.



By:
     ------------------------
     Name:
     Title:


Dated:

                                                                       EXHIBIT B

Fleming Mutual Fund Group, Inc.
1211 Avenue of the Americas,
    41st Floor
New York, New York  10036

                                         Re:  Shareholder Service Agreement for
                                              Fleming Mutual Fund Group, Inc.

Ladies and Gentlemen:

         We understand that Fleming Mutual Fund Group, Inc. (the "Corporation") has adopted plans (the "Plans"), on behalf of the existing series (the "Funds") of the Corporation, pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "Act"), for making payments to certain persons for distribution assistance and shareholder servicing.

         We desire to enter into an Agreement with the Corporation for the servicing of shareholders of, and the administration of shareholder accounts in, certain Funds comprising the Corporation. Subject to the Corporation's acceptance of this Agreement, the terms and conditions of this Agreement, shall be as follows:

         1. We shall provide shareholder and administration services for certain shareholders of the Funds who purchase shares of the Funds as a result of their relationship to us, as further designated in Exhibit A hereto ("Qualified Accounts"). Such services may include, without limitation, some or all of the following: answering inquiries regarding the Funds; assistance in changing dividend options, account designations and addresses; performance of sub-accounting; establishment and maintenance of shareholder accounts and records; assistance in processing purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by us, if any; and such other information and services as the Corporation reasonably may request, to the extent we are permitted by applicable statute, rule or regulation to provide such information or services.

         2. If Fund shares are to be purchased or held by us on behalf of our clients:

                  (i) Such shares will be registered in our name or in the name of our nominee. The client will be the beneficial owner of the shares of each Fund purchased and held by us in accordance with the client's instructions and the client may exercise all rights of a shareholder of a Fund. We agree to transmit to the Corporation's transfer agent in a timely manner, all purchase orders and redemption requests of our clients and to forward to each client all proxy statements, periodic shareholder reports and other communications received from the Corporation by us on behalf of our clients.

                  (ii) We agree to transfer to the Corporation's transfer agent, on the date such purchase orders are effective, federal funds in an amount equal to the amount of all purchase orders placed by us on behalf of our clients and accepted by the Corporation (net of any redemption orders placed by us on behalf of our clients). In the event that the Corporation fails to receive such federal funds on such date (other than through the fault of the Corporation or its transfer agent), we shall indemnify the Corporation against any expense (including overdraft charges) incurred by the Corporation as a result of its failure to receive such federal funds.

                  (iii) We agree to make available to the Corporation, upon the Corporation's request, such information relating to our clients who are beneficial owners of Fund shares and their transactions in Fund shares as may be required by applicable laws and regulations or as may be reasonably requested by the Corporation.

                  (iv) We agree to transfer record ownership of a client's shares of a Fund to the client promptly upon the request of the client. In addition, record ownership will be promptly transferred to the client in the event that the person or entity ceases to be our client.

         3. We shall provide to the Corporation copies of the lists of members of our organization, if any, and make available to the Corporation any publications and other facilities of our organization for the placement of advertisements or promotional materials and sending information regarding the Funds, to enable the Corporation to solicit for sale and to sell shares to such members.

         4. We shall provide such facilities and personnel (which may be all or any part of the facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing information and services to shareholders maintaining Qualified Accounts with the Corporation, and to assist the Corporation in servicing accounts of such shareholders.

         5 Neither we nor any of our employees or agents are authorized to make any representation concerning Fund shares except those contained in the then current Prospectus for the applicable Fund, copies of which will be supplied by the Corporation to us; and we shall have no authority to act as agent for the Corporation.

         6. In consideration of the services and facilities described herein, we shall be entitled to receive from each Fund such fees as are set forth in Exhibit A hereto. We understand that the payment of such fees has been authorized pursuant to the Plans approved by the Directors and shareholders of the Corporation and shall be paid only so long as the Plans and this Agreement are in effect.

         7. The Corporation reserves the right, at the Corporation's discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of each Fund.

         8. This Agreement shall terminate automatically (i) in the event of its assignment, the term "assignment" for this purpose having the meaning defined in
Section 2(a)(4) of the Act or (ii) in the event that the Plans terminate.

         9. This Agreement may be terminated at any time (without payment of any penalty) by a majority of the "Qualified Directors" as defined in the Plans or by a vote of a majority of the outstanding voting securities of each Fund as defined in the Plans (on not more than 60 days' written notice to us at our principal place of business). We, on 60 days' written notice addressed to the Corporation at its principal place of business, may terminate this Agreement. The Corporation may also terminate this Agreement for cause on violation by us of any of the provisions of this Agreement or in the event that the Plans shall terminate, said termination to become effective on the date of mailing notice to us of such termination. The Corporation's failure to terminate for any cause shall not constitute a waiver of its right to terminate at a later date for any such cause.

         10. All communications to the Corporation shall be sent to the Corporation at the address set forth above. Any notice to us shall be duly given if mailed or telegraphed to us at the address set forth below.

         11. This Agreement shall become effective as of the date when it is executed and dated by the Corporation below. This Agreement and all the rights and obligations of the parties hereunder shall be governed by and construed under the laws of the State of New York.



                                           ----------------------------
                                                   (Broker/Dealer)


                                       By:
                                           ----------------------------
                                           Name:
                                           Title:


                                           ----------------------------
                                                     (Address)


                                           ----------------------------
                                           (City)   (State)  (Zip Code)


Accepted:

FLEMING MUTUAL FUND GROUP, INC.



By:
     ------------------------
     Name:
     Title:


Dated:

                                 CLASS "B" SHARE
                                DISTRIBUTION PLAN
                                       OF
                         FLEMING MUTUAL FUND GROUP, INC.

                  Distribution Plan, dated as of [March 31], 2001, of Fleming Mutual Fund Group Inc., a Maryland corporation (the "Corporation"), with respect to Class B shares to be issued by one or more series of the Corporation. One or more series of the Corporation as listed in Schedule A (herein after each such series is referred to as a "Fund") may act as a distributor of the shares of the Class B Shares (the "Shares") of which the Fund is the issuer, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") according to the terms of this Distribution Plan (the "Plan").

1) Each Fund may incur as a distributor of the Shares, expenses at the annual rate of 0.75% of the average daily net assets of each class of Shares, subject to any applicable limitations imposed from time to time by applicable rules of the National Association of Securities Dealers, Inc.

2) Amounts set forth in Section 1 may be used to finance any activity which is primarily intended to result in the sale of the Shares, including, but not limited to, expenses of organizing and conducting sales seminars, advertising programs, finders fees, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and, distribution of advertising material and sales literature, overhead, supplemental payments to dealers and other institutions as asset-based sales charges or as payments of commissions or service fees by Vista Broker-Dealer Services, Inc. ("Distributors") as the Fund's distributor in accordance with Section 3, and the costs of administering the Plan. To the extent that amounts paid hereunder are not used specifically to reimburse Distributors for any such expense, such amounts may be treated as compensation for Distributors' distribution-related services. All amounts expended pursuant to the Plan shall be paid to Distributors and are the legal obligation of the Fund and not of Distributors. That portion of the amounts paid under the Plan that is not paid or advanced by Distributors to dealers or other institutions that provide personal continuing shareholder service as a service fee pursuant to Section 3 shall be deemed as asset-based sales charge.

3)

     a) Amounts expended by the Fund under the Plan may be used in part for the implementation by Distributors of shareholder service arrangements with respect to the Shares. The maximum service fee paid to any service provider for acting as liaison to shareholders and providing personal services to shareholders shall be twenty-five one-hundredths of one percent (0.25%) per annum of the average daily net assets of the Shares attributable to the customers of such service provider.

     b) Pursuant to this program Distributors may enter into agreements substantially in the form attached hereto as Exhibit A ("Service Agreements") with such broker-dealers ("Dealers") as may be selected from time to time by Distributors for the provision of distribution-related personal shareholder services in connection with the sale of Shares to the Dealers' clients and customers ("Customers") who may from time to time directly or beneficially own Shares. The distribution-related personal continuing shareholder services to be rendered by Dealers under the Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine Customer inquiries concerning the Fund and the Shares; assisting Customers in changing dividend options, account designations and addresses, and in enrolling in any of several retirement plans offered in connection with the purchase of Shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and capital gains distributions automatically in shares and providing such other information and services as the Fund or the Customer may reasonably request.

     c) Distributors may also enter into Bank Shareholder Service Agreements substantially in the form attached hereto as Exhibit B ("Bank Agreements") with selected banks acting in an agency capacity for their customers ("Banks"). Banks acting in such capacity will provide shareholder services to their customers as set forth in the Bank Agreements from time to time.

4) This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority of both (a) the Board of Directors of the Fund and (b) those directors of the Fund who are not "interested persons" of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Non-interested Directors"), cast in person at a meeting called for the purpose of voting on this Plan or such agreements.

5) Unless sooner terminated pursuant to Section 7, this Plan shall continue in effect for a period of one year from the date it takes effect and thereafter shall continue in effect so long as such continuance is specifically approved at least annually in the manner provided in Section 4.

6) Distributors shall provide to the Board of Directors and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

7) This Plan may be terminated at any time by vote of a majority of the Non-interested Directors, or by vote of a majority of the outstanding voting securities of the Shares.

8) Any agreement related to this Plan shall be made in writing, and shall provide:

     a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Non-interested Directors or by a vote of the outstanding voting securities of the Fund attributable to the Shares, on not more than sixty (60) days' written notice to any other party to the agreement; and

     b) that such agreement shall terminate automatically in the event of the assignment.

9) This Plan may not be amended to increase materially the amount of distribution expenses provided for in Section 1 hereof unless such amendment is approved by a vote of at least a "majority of the outstanding securities" (as defined in the 1940 Act) of the Shares, and no material amendment to the Plan shall be made unless approved in the manner provided for in Section 4 hereof.

                                   SCHEDULE A

                                Funds in Program


Mid Cap Value Fund                                                   0.75%
Small Cap Growth Fund                                                0.75%

                                                                       EXHIBIT A
                                                                       ---------

                                  CLASS B SHARE
                                BANK SHAREHOLDER
                                SERVICE AGREEMENT

                  The undersigned _________________ ("Bank") desires to enter into an Agreement with Vista Fund Distributors, Inc. ("Distributors") (formerly, Vista Broker-Dealer Services, Inc.), acting as agent for Fleming Mutual Fund Group Inc. (the "Corporation"), for the servicing of Bank's agency clients who hold Class B shares of the Corporation and the administration of such shareholder accounts in the Class B shares of the Corporation (hereinafter referred to as the "Shares"). Subject to Distributors' acceptance of this Agreement, the terms and conditions of this Agreement shall be as follows:

     1. Bank shall provide continuing personal shareholder and administration services for holders of the Shares who are also Bank's clients. Such services to Bank's clients may include, without limitations, some or all of the following: answering shareholder inquiries regarding the Shares and the Corporation; performing subaccounting; establishing and maintaining shareholder accounts and records; processing and bunching customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's account, and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by Bank, forwarding prospectuses, proxy statements, reports and notices to clients who are holders of Shares; and such other administrative services as Distributors reasonably may request, to the extent Bank is permitted by applicable statute, rule or regulations to provide such services. Bank represents that it shall accept fees hereunder only so long as it continues to provide personal shareholder services to shareholders of the Corporation.

     2. The client will be the beneficial owner of the Shares purchased and held by Bank in accordance with the client's instructions and the client may exercise all applicable rights of a holder of such Shares. Bank will transmit to the Corporation's transfer agent, in a timely manner, all purchase orders and redemption requests of Bank's clients and forward to each client any proxy statements, periodic shareholder reports and other communications received from Distributors by Bank on behalf of clients. Distributors agrees to pay all out-of-pocket expenses actually incurred by Distributors in connection with the transfer by Bank of such proxy statements and reports to Bank's clients as required by applicable law or regulation. Bank agrees to transfer record ownership of client's Shares to the client promptly upon the request of a client. In addition record ownership will be promptly transferred to the client in the event that the person or entity ceases to be Bank's client.

     3. Within five (5) business days of placing a purchase order Bank agrees to send (i) a cashier's check to Distributors, or (ii) a wire transfer to the Corporation's transfer agent, in an amount equal to the amount of all purchase orders placed by Bank on behalf of its clients and accepted by Distributors.

     4. Bank agrees to make available to Distributors such information related to clients who are beneficial owners of Shares and their transactions in such Shares as may be required by applicable laws and regulations or as may be reasonably requested by Distributors. The names of Bank's customers shall remain Bank's sole property and shall not be used by Distributors for any other purpose except as needed in the normal course of business to holders of the Shares.

     5. Except as may be provided in a separate written agreement between Distributors and Bank, neither Bank nor any of its employees or agents are authorized to assist in distribution of any of the Corporation's shares except those contained in the then current Prospectus applicable to the Shares; and Bank shall have no authority to act as agent for Distributors or the Corporation.

     6. In consideration of the services and facilities described herein, Bank shall receive from Distributors on behalf of the Corporation an annual service fee, payable at such intervals as may be agreed upon by the parties of a percentage of the aggregate average net asset value of the Shares owned beneficially by Bank's clients during each payment period. We understand that this Agreement and the payment of such service fees has been authorized and approved by the Board of Directors of the Corporation and is subject to limitations imposed by the National Association of Securities Dealers, Inc. In cases where Distributors has advanced payments to Bank of the first year's fee for shares sold with a contingent deferred sales charge, no payments will be made to Bank during the first year the subject Shares are held.

     7. The Corporation reserves the right, at its discretion and without notice, to suspend the sale of any Shares or withdraw the sale of Shares.

     8. Bank understands that Distributors reserves the right to amend this Agreement or Schedule A hereto at any time without Bank's consent by mailing a copy of an amendment to Bank at the address set forth below. Such amendment shall become effective on the date specified in such amendment unless Bank elects to terminate this Agreement within thirty
          (30) days of Bank's receipt of such amendment.

     9. This Agreement may be terminated at any time by Distributors on not less than 15 days' written notice to Bank at its principal place of business. Bank, on 15 days' written notice addressed to Distributors at its principal place of business, may terminate this Agreement, said termination to become effective on the date of mailing notice to Bank of such termination. Distributors' failure to terminate for any cause shall not constitute a waiver of Distributors' right to terminate at a later date for any such cause. This Agreement shall terminate automatically in the event of its assignment, the term "assignment" for this purpose having the meaning defined in Section 2 (a) (4) of the Investment Company Act of 1940, as amended.

     10. All communications to Distributors shall be sent to it at 1211 Avenue of the Americas, 41st Floor, New York, NY 10036. Any notice to Bank shall be duly given if mailed or telegraphed to Bank at this address shown on this Agreement.

     11. This Agreement shall become effective as of the date when it is executed and dated below by Distributors. This Agreement and all rights and obligations of the parties hereunder shall be governed by and construed under the laws of the State of New York.

     12. This Agreement shall be construed in accordance with the laws of the State of New York.

                                       Vista Fund Distributors, Inc. (formerly
                                       Vista Broker-Dealer Services, Inc.)
Date:                                  By:
     ----------------------                -----------------------------



The undersigned agrees to abide by the foregoing terms and conditions.
Date:                                  By:
     ----------------------                -----------------------------
                                           Signature

                                       ---------------------------------
                                       Name                       Title

                                       ---------------------------------
                                       Bank's Name

                                       ---------------------------------
                                       Address

                                       ---------------------------------
                                       City/State/Zip


            Please sign both copies and return one copy of each to:

                          Vista Fund Distributors, Inc.
                 (formerly, Vista Broker-Dealers Services, Inc.)
                          1211 Avenue of the Americas,
                                   41st Floor
                               New York, NY 10036
                              Attn:
                                   ----------------

                                                                       EXHIBIT B
                                                                       ---------

                          SHAREHOLDER SERVICE AGREEMENT
                           FOR SALE OF CLASS B SHARES

                  This Shareholder Service Agreement (the "Agreement") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") by each of the mutual funds (or designated classes of such funds) listed on Schedule A to this Agreement (the "Funds"), under a Distribution Plan (the "Plan") adopted pursuant to such Rule. This Agreement, between Vista Fund Distributors, Inc, ("Distributors") (formerly, Vista Broker-Dealer Services, Inc.), solely as agent for the Funds, and the undersigned authorized dealer ("Dealer") defines the services to be provided by Dealer for which it is to receive payments pursuant to the Plan adopted by each of the Funds. The Plan and the Agreement have been approved by a majority of the directors of each of the Funds, including a majority of the directors who are not interested persons of such Funds, and who have no direct or indirect financial interest in the operation of the Plan or related agreements (the "Non-interested Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

                    1. To the extent that Dealer provides distribution-related continuing personal shareholder services to customers who may, from time to time, directly or beneficially own Class B shares of the Funds, including but not limited to, distributing sales literature, answering routine customer inquiries regarding the Funds, assisting customers in changing dividend options, accounting designation and addresses, and in enrolling into any of several special investment plans offered in connection with the purchase of the Funds' shares, assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions, investing dividends and capital gains distributions automatically in shares and providing such other services as the Funds or the customer may reasonably request, Distributors solely as agent for the Funds, shall pay Dealer a fee periodically or arrange for such fee to be paid to Dealer.

                    2. The fee paid with respect to each Fund will be calculated at the end of each payment period (as indicated in Schedule A) at the annual rate set forth in Schedule A as applied to the average net asset value of the Class B Shares of such Fund purchased or acquired through exchange on or after the Plan Calculation Date shown for such Fund on Schedule A. Fees calculated in this manner shall be paid to Dealer only if Dealer is the dealer of record at the close of business on the last business day of the applicable payment period, for the account in which such Class B Shares are held. In cases where Distributors has advanced payment to Dealer of the first year's fee for shares sold subject to a contingent deferred sales charge, no additional payments will be made to Dealer during the first year the Class B Shares are held.

                    3. Distributors reserves the right to withhold payment with respect to the Class B Shares purchased by Dealer and redeemed or repurchased by the Fund or by Distributors as Agent within fifteen (15) business days after the date of Distributors' confirmation of such purchase. Distributors reserves the right at any time to impose minimum fee payment requirements before any periodic payments will be made to Dealer hereunder.

                    4. Dealer shall furnish Distributors and the Funds with such information as shall reasonably be requested either by the directors of the Funds or by Distributors with respect to the fees paid to Dealer pursuant to this Agreement.

                    5. Distributors shall furnish the directors of the Funds, for their review on a quarterly basis, a written report of the amounts expended under the Plan by Distributors and the purposes for which such expenditures were made.

                    6. Neither Dealer nor any of its employees or agents are authorized to make any representation concerning shares of the Funds except those contained in the then current Prospectus for the Funds, and Dealer shall have no authority to act as agent for the Funds or for Distributors.

                    7. Distributors may enter into other similar Shareholder Service Agreements with any other person without Dealer's consent.

                    8. This Agreement and Schedule A may be amended at any time without your consent by Distributors mailing a copy of an amendment to you at the address set forth below. Such amendment shall become effective on the date specified in such amendment unless you elect to terminate this Agreement within thirty (30) days of your receipt of such amendment.

                    9. This Agreement may be terminated with respect to any Fund at any time without payment of any penalty by the vote of a majority of the directors of such Fund who are Non-interested Directors or by a vote of a majority of the Fund's outstanding shares on sixty (60) days' written notice. It will be terminated by any act which terminates either the Fund's Distribution Agreement with Distributors or the Fund's Distribution Plan and, in any event, it shall terminate automatically in the event of its assignment as that term is defined in the 1940 Act.

                    10. The provisions of the Distribution Agreement between any Fund and Distributors, insofar as they relate to the Plan, are incorporated herein by reference. This Agreement shall become effective upon execution and delivery hereof and shall continue in full force and effect as long as the continuance of the Plan and this related Agreement are approved at least annually by a vote of the directors, including a majority of the Non-interested Directors, cast in person at a meeting called for the purpose of voting thereon. All communications to Distributors should be sent to the address shown at the bottom of this Agreement. Any notice to Dealer shall be duly given if mailed or telephoned to you at the address specified by Dealer below.

                    11. Dealer represents that it provides to customers who own shares of the Funds personal services as defined from time to time in applicable regulations of the

     National Association of Securities Dealers, Inc. and that Dealer will continue to accept payments under this Agreement only so long as Dealer provides such services.

                    12. This Agreement shall be construed in accordance with the laws of the State of New York.

                                       Vista Fund Distributors, Inc. (formerly
                                       Vista Broker-Dealer Services, Inc.)
Date:                                  By:
     ----------------------                -----------------------------



The undersigned agrees to abide by the foregoing terms and conditions.
Date:                                  By:
     ----------------------                -----------------------------
                                           Signature

                                       ---------------------------------
                                       Name
                                       Title

                                       ---------------------------------
                                       Bank's Name

                                       ---------------------------------
                                       Address

                                       ---------------------------------
                                       City/State/Zip


            Please sign both copies and return one copy of each to:

                          Vista Fund Distributors, Inc.
                 (formerly, Vista Broker-Dealers Services, Inc.)
                          1211 Avenue of the Americas,
                                   41st Floor
                               New York, NY 10036
                              Attn:
                                   ----------------

                                 CLASS "C" SHARE
                                DISTRIBUTION PLAN
                                       OF
                         FLEMING MUTUAL FUND GROUP, INC.

                  Distribution Plan, dated as of [March 31], 2001, of Fleming Mutual Fund Group, Inc., a Maryland corporation (the "Corporation"), with respect to Class C shares to be issued by one or more series of the Corporation.

                  SECTION 1. One or more series of the Corporation as listed in Schedule A (herein after each such series is referred to as a "Fund") may act as a distributor of the shares of the Class C Shares (the "Shares") of which the Fund is the issuer, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") according to the terms of this Distribution Plan (the "Plan").

                  SECTION 2. Each Fund may incur as a distributor of the Shares, expenses at the annual rate of 0.75% of the average daily net assets of each class of Shares, subject to any applicable limitations imposed from time to time by applicable rules of the National Association of Securities Dealers, Inc.

                  SECTION 3. Amounts set forth in Section 2 may be used to finance any activity which is primarily intended to result in the sale of the Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses and statements of additional information (and supplements thereto) and reports (other than prospectuses and statements of additional information (and supplements thereto) or reports used for regulatory purposes or for distribution to existing shareholders); (iii) the preparation, printing and distribution of sales literature; (iv) expenditures for sales or distribution support services such as for telephone facilities and in-house telemarketing; (v) preparation of information, analyses and opinions with respect to marketing and promotional activities; (vi) commissions, incentive compensation, finders fees or other compensation to, and expenses of employees of Vista Fund Distributors, Inc. ("Distributors"), brokers, dealers and other financial institutions attributable to distribution or sales support activities, as applicable, including interest expenses and other costs associated with financing of such commissions, compensation and expenses; (vii) travel, equipment, printing, delivery and mailing costs, overhead and other office expenses of Distributors attributable to distribution or sales support activities, as applicable; (viii) the costs of administering this Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to distribution or sales support activities. To the extent that amounts paid hereunder are not used specifically to reimburse Distributors for any such expense, such amounts may be treated as compensation for Distributors' distribution-related services. All amounts expended pursuant to the Plan shall be paid to Distributors and are the legal obligation of the Fund and not of Distributors. That portion of the amounts paid under the Plan that is not paid or advanced by Distributors to dealers or other institutions that provide personal continuing shareholder service as a service fee pursuant to Section 4 shall be deemed as asset-based sales charge.

                  SECTION 4.

                           (a) Amounts expended by the Fund under the Plan may be used in part for the implementation by Distributors of shareholder service arrangements with respect to the Shares. The maximum service fee paid to any service provider for acting as liaison to shareholders and providing personal services to shareholders shall be twenty-five one-hundredths of one percent (0.25%) per annum of the average daily net assets of the Shares attributable to the customers of such service provider. For the avoidance of doubt, it is understood that amounts that may be expended under this Section 4 are in addition to the maximum amounts that may be expended under Section 2.

                           (b) Pursuant to this program Distributors may enter into agreements substantially in the form attached hereto as Exhibit A ("Service Agreements") with such broker-dealers ("Dealers") as may be selected from time to time by Distributors for the provision of distribution-related personal shareholder services in connection with the sale of Shares to the Dealers' clients and customers ("Customers") who may from time to time directly or beneficially own Shares. The distribution-related personal continuing shareholder services to be rendered by Dealers under the Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine Customer inquiries concerning the Fund and the Shares; assisting Customers in changing dividend options, account designations and addresses, and in enrolling in any of several retirement plans offered in connection with the purchase of Shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and capital gains distributions automatically in shares and providing such other information and services as the Fund or the Customer may reasonably request.

                           (c) Distributors may also enter into Bank Shareholder Service Agreements substantially in the form attached hereto as Exhibit B ("Bank Agreements") with selected banks acting in an agency capacity for their customers ("Banks"). Banks acting in such capacity will provide shareholder services to their customers as set forth in the Bank Agreements from time to time.

                  SECTION 5. This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority of both
(a) the Board of Directors of the Fund and (b) those directors of the Fund who are not "interested persons" of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Non-interested Directors"), cast in person at a meeting called for the purpose of voting on this Plan or such agreements.

                  SECTION 6. Unless sooner terminated pursuant to Section 8, this Plan shall continue in effect for a period of one year from the date it takes effect and thereafter shall continue in effect so long as such continuance is specifically approved at least annually in the manner provided in Section 5.

                  SECTION 7. Distributors shall provide to the Board of Directors and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

                  SECTION 8. This Plan may be terminated at any time by vote of a majority of the Non-interested Directors, or by vote of a majority of the outstanding voting securities of the Shares.

                  SECTION 9. Any agreement related to this Plan shall be made in writing, and shall provide:

                           (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Non-interested Directors or by a vote of the outstanding voting securities of the Fund attributable to the Shares, on not more than sixty (60) days' written notice to any other party to the agreement; and

                           (b) that such agreement shall terminate
automatically in the event of the assignment.

                  SECTION 10. This Plan may not be amended to increase materially the amount of distribution expenses provided for in Section 2 hereof unless such amendment is approved by a vote of at least a "majority of the outstanding securities" (as defined in the 1940 Act) of the Shares, and no material amendment to the Plan shall be made unless approved in the manner provided for in Section 5 hereof.

                                   SCHEDULE A

                                Funds in Program




Mid Cap Value Fund                                                 0.75%
Small Cap Growth Fund                                              0.75%

                                                                       EXHIBIT A
                                                                       ---------

                                  CLASS C SHARE
                                BANK SHAREHOLDER
                                SERVICE AGREEMENT

                  The undersigned _________________ ("Bank") desires to enter into an Agreement with Vista Fund Distributors, Inc. ("Distributors"), acting as agent for Fleming Mutual Fund Group, Inc. (the "Corporation"), for the servicing of Bank's agency clients who hold Class C shares of the Corporation and the administration of such shareholder accounts in the Class C shares of the Corporation (hereinafter referred to as the "Shares"). Subject to Distributors' acceptance of this Agreement, the terms and conditions of this Agreement shall be as follows:

                    1. Bank shall provide continuing personal shareholder and administration services for holders of the Shares who are also Bank's clients. Such services to Bank's clients may include, without limitations, some or all of the following: answering shareholder inquiries regarding the Shares and the Corporation; performing subaccounting; establishing and maintaining shareholder accounts and records; processing and bunching customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's account, and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by Bank, forwarding prospectuses, proxy statements, reports and notices to clients who are holders of Shares; and such other administrative services as Distributors reasonably may request, to the extent Bank is permitted by applicable statute, rule or regulations to provide such services. Bank represents that it shall accept fees hereunder only so long as it continues to provide personal shareholder services to shareholders of the Corporation.

                    2. The client will be the beneficial owner of the Shares purchased and held by Bank in accordance with the client's instructions and the client may exercise all applicable rights of a holder of such Shares. Bank will transmit to the Corporation's transfer agent, in a timely manner, all purchase orders and redemption requests of Bank's clients and forward to each client any proxy statements, periodic shareholder reports and other communications received from Distributors by Bank on behalf of clients. Distributors agrees to pay all out-of-pocket expenses actually incurred by Distributors in connection with the transfer by Bank of such proxy statements and reports to Bank's clients as required by applicable law or regulation. Bank agrees to transfer record ownership of client's Shares to the client promptly upon the request of a client. In addition record ownership will be promptly transferred to the client in the event that the person or entity ceases to be Bank's client.

                    3. Within five (5) business days of placing a purchase order Bank agrees to send (i) a cashier's check to Distributors, or (ii) a wire transfer to the Corporation's transfer agent, in an amount equal to the amount of all purchase orders placed by Bank on behalf of its clients and accepted by Distributors.

                    4. Bank agrees to make available to Distributors such information related to clients who are beneficial owners of Shares and their transactions in such Shares as may be required by applicable laws and regulations or as may be reasonably requested by Distributors. The names of Bank's customers shall remain Bank's sole property and shall not be used by Distributors for any other purpose except as needed in the normal course of business to holders of the Shares.

                    5. Except as may be provided in a separate written agreement between Distributors and Bank, neither Bank nor any of its employees or agents are authorized to assist in distribution of any of the Corporation's shares except those contained in the then current Prospectus applicable to the Shares; and Bank shall have no authority to act as agent for Distributors or the Corporation.

                    6. In consideration of the services and facilities described herein, Bank shall receive from Distributors on behalf of the Corporation an annual service fee, payable at such intervals as may be agreed upon by the parties of a percentage of the aggregate average net asset value of the Shares owned beneficially by Bank's clients during each payment period. We understand that this Agreement and the payment of such service fees has been authorized and approved by the Board of Directors of the Corporation and is subject to limitations imposed by the National Association of Securities Dealers, Inc. In cases where Distributor has advanced payments to Bank of the first year's fee for shares sold with a contingent deferred sales charge, no payments will be made to Bank during the first year the subject Shares are held.

                    7. The Corporation reserves the right, at its discretion and without notice, to suspend the sale of any Shares or withdraw the sale of Shares.

                    8. Bank understands that Distributors reserves the right to amend this Agreement or Schedule A hereto at any time without Bank's consent by mailing a copy of an amendment to Bank at the address set forth below. Such amendment shall become effective on the date specified in such amendment unless Bank elects to terminate this Agreement within thirty (30) days of Bank's receipt of such amendment.

                    9. This Agreement may be terminated at any time by Distributors on not less than 15 days' written notice to Bank at its principal place of business. Bank, on 15 days' written notice addressed to Distributors at its principal place of business, may terminate this Agreement, said termination to become effective on the date of mailing notice to Bank of such termination. Distributor's failure to terminate for any cause shall not constitute a waiver of Distributor's right to terminate at a later date for any such cause. This Agreement shall terminate automatically in the event of its assignment, the term "assignment" for this purpose having the meaning defined in Section 2 (a) (4) of the Investment Company Act of 1940, as amended.

                    10. All communications to Distributors shall be sent to it at 1211 Avenue of the Americas, 41st Floor, New York, NY 10036. Any notice to Bank shall be duly given if mailed or telegraphed to Bank at this address shown on this Agreement.

                    11. This Agreement shall become effective as of the date when it is executed and dated below by Distributors. This Agreement and all rights and obligations of the parties hereunder shall be governed by and construed under the laws of the State of New York.

                    12. This Agreement shall be construed in accordance with the laws of the State of New York.

                                       Vista Fund Distributors, Inc.
Date:                                  By:
     ----------------------                -----------------------------



The undersigned agrees to abide by the foregoing terms and conditions.
Date:                                  By:
     ----------------------                -----------------------------
                                           Signature

                                       ---------------------------------
                                       Name                  Title

                                       ---------------------------------
                                       Bank's Name

                                       ---------------------------------
                                       Address

                                       ---------------------------------
                                       City/State/Zip


            Please sign both copies and return one copy of each to:

                          Vista Fund Distributors, Inc.
                          1211 Avenue of the Americas,
                                   41st Floor
                               New York, NY 10036
                              Attn:
                                   ----------------

                                                                       EXHIBIT B
                                                                       ---------

                          SHAREHOLDER SERVICE AGREEMENT
                           FOR SALE OF CLASS C SHARES

                  This Shareholder Service Agreement (the "Agreement") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") by each of the mutual funds (or designated classes of such funds) listed on Schedule A to this Agreement (the "Funds"), under a Distribution Plan (the "Plan") adopted pursuant to such Rule. This Agreement, between Vista Fund Distributors, Inc, ("Distributors"), solely as agent for the Funds, and the undersigned authorized dealer ("Dealer") defines the services to be provided by Dealer for which it is to receive payments pursuant to the Plan adopted by each of the Funds. The Plan and the Agreement have been approved by a majority of the directors of each of the Funds, including a majority of the directors who are not interested persons of such Funds, and who have no direct or indirect financial interest in the operation of the Plan or related agreements (the "Non-interested Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

                    1. To the extent that Dealer provides distribution-related continuing personal shareholder services to customers who may, from time to time, directly or beneficially own Class C shares of the Funds, including but not limited to, distributing sales literature, answering routine customer inquiries regarding the Funds, assisting customers in changing dividend options, accounting designation and addresses, and in enrolling into any of several special investment plans offered in connection with the purchase of the Funds' shares, assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions, investing dividends and capital gains distributions automatically in shares and providing such other services as the Funds or the customer may reasonably request, Distributor solely as agent for the Funds, shall pay Dealer a fee periodically or arrange for such fee to be paid to Dealer.

                    2. The fee paid with respect to each Fund will be calculated at the end of each payment period (as indicated in Schedule A) at the annual rate set forth in Schedule A as applied to the average net asset value of the Class C Shares of such Fund purchased or acquired through exchange on or after the Plan Calculation Date shown for such Fund on Schedule A. Fees calculated in this manner shall be paid to Dealer only if Dealer is the dealer of record at the close of business on the last business day of the applicable payment period, for the account in which such Class C Shares are held. In cases where Distributors has advanced payment to Dealer of the first year's fee for shares sold subject to a contingent deferred sales charge, no additional payments will be made to Dealer during the first year the Class C Shares are held.

                    3. Distributors reserves the right to withhold payment with respect to the Class C Shares purchased by Dealer and redeemed or repurchased by the Fund or by Distributor as Agent within fifteen (15) business days after the date of Distributors' confirmation of such purchase. Distributors reserves the right at any time to impose minimum fee payment requirements before any periodic payments will be made to Dealer hereunder.

                    4. Dealer shall furnish Distributors and the Funds with such information as shall reasonably be requested either by the directors of the Funds or by Distributors with respect to the fees paid to Dealer pursuant to this Agreement.

                    5. Distributors shall furnish the directors of the Funds, for their review on a quarterly basis, a written report of the amounts expended under the Plan by Distributors and the purposes for which such expenditures were made.

                    6. Neither Dealer nor any of its employees or agents are authorized to make any representation concerning shares of the Funds except those contained in the then current Prospectus for the Funds, and Dealer shall have no authority to act as agent for the Funds or for Distributors.

                    7. Distributors may enter into other similar Shareholder Service Agreements with any other person without Dealer's consent.

                    8. This Agreement and Schedule A may be amended at any time without your consent by Distributors mailing a copy of an amendment to you at the address set forth below. Such amendment shall become effective on the date specified in such amendment unless you elect to terminate this Agreement within thirty (30) days of your receipt of such amendment.

                    9. This Agreement may be terminated with respect to any Fund at any time without payment of any penalty by the vote of a majority of the directors of such Fund who are Non-interested Directors or by a vote of a majority of the Fund's outstanding shares on sixty (60) days' written notice. It will be terminated by any act which terminates either the Fund's Distribution Agreement with Distributors or the Fund's Distribution Plan and, in any event, it shall terminate automatically in the event of its assignment as that term is defined in the 1940 Act.

                    10. The provisions of the Distribution Agreement between any Fund and Distributors, insofar as they relate to the Plan, are incorporated herein by reference. This Agreement shall become effective upon execution and delivery hereof and shall continue in full force and effect as long as the continuance of the Plan and this related Agreement are approved at least annually by a vote of the directors, including a majority of the Non-interested Directors, cast in person at a meeting called for the purpose of voting thereon. All communications to Distributors should be sent to the address shown at the bottom of this Agreement. Any notice to Dealer shall be duly given if mailed or telephoned to you at the address specified by Dealer below.

                    11   Dealer represents that it provides to customers who own
     shares of the Funds personal services as defined from time to time in applicable regulations of the National Association of Securities Dealers, Inc. and that Dealer will continue to accept payments under this Agreement only so long as Dealer provides such services.

                    12. This Agreement shall be construed in accordance with the laws of the State of New York.


                                       Vista Fund Distributors, Inc.
Date:                                  By:
     ----------------------                -----------------------------



The undersigned agrees to abide by the foregoing terms and conditions.
Date:                                  By:
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                                           Signature

                                       ---------------------------------
                                       Name                  Title

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                                       Bank's Name

                                       ---------------------------------
                                       Address

                                       ---------------------------------
                                       City/State/Zip


            Please sign both copies and return one copy of each to:

                          Vista Fund Distributors, Inc.
                          1211 Avenue of the Americas,
                                   41st Floor
                               New York, NY 10036
                              Attn:
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